Exhibit 10.38

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED HAVE BEEN MARKED WITH THREE ASTERISKS [***] AND A FOOTNOTE INDICATING "CONFIDENTIAL TREATMENT REQUESTED". MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FRAMEWORK AGREEMENT

PARTIES

GLOBAL EAGLE ENTERTAINMENT INC. (“Customer”), a Delaware corporation with offices located at 4353 Park Terrace Drive, Suite 100, Westlake Village, CA 91361, and

NEW SKIES SATELLITES B.V. (“SES”), a company with offices located at Rooseveltplantsoen 4, 2517 KR, The Hague, The Netherlands

(Customer and SES, each a “Party” and collectively the “Parties”).

WHEREAS

The Parties are in discussions to enter into a Master Services Agreement (“MSA”), a service order *** for space segment capacity on *** and a service order *** for space segment capacity on ***; and

The Parties wish to set out the terms and conditions for a commercial framework of the provision of the space segment capacity (hereafter referred to as “Capacity”), to be implemented in the MSA, the *** and the *** to be signed by the Parties on the same date hereof or no later than 30 October 2014, as well as other service orders (“SO(s)”) as may be identified by the Parties.

NOW THEREFORE, it is hereby agreed as follows:

1. Term

The term of this Framework Agreement will commence as of the last signature date set forth below and end on the ten (10) year anniversary of *** (the “Term”), subject to the terms and conditions set forth herein. “***” shall mean the commercial operation date of ***.

2. PRE PAYMENT and Security

Pre-Payment. Following execution of this Framework Agreement, Customer will provide a pre-payment equal to *** (the “Prepayment”), in accordance with the schedule below. The first Prepayment installment will be applied towards the Service Fees, as they become due, from Customer pursuant to any SO *** entered into following the date of the execution of this Framework Agreement. *** The second and third Prepayment installments will be applied towards the Service Fees, as they become due, from Customer ***. *** Within *** of the termination of this Framework Agreement, Customer shall receive a refund from SES of the Prepayment less any amounts applied to Services rendered or Services scheduled to be rendered.

*** Confidential treatment requested.

Prepayment Installment	Amount Due	Date Due
1	USD 4,000,000.00	***
2	***	the later of: (a) June 30, 2015; or ***
3	***	the later of: (a) January 1, 2016; or ***

3. SERVICE CommitmentS

(a) Agreements. The Parties hereby agree that they shall enter into the following agreements:

***

*** the provision of all Capacity and related facilities is subject to the execution of a SO or amendments or renewals thereto by the Parties and the procedures for acquiring Capacity as described in this Framework Agreement.

(b) Service Forecasting and Ordering Procedures.

(i) Capture Team. Within five (5) Days of the execution of this Framework Agreement, each Party shall designate a commercial contact, a technical contact, and a program administration contact to be part of a capture team (the “Capture Team”) which will be responsible for coordination of capacity availability and ordering forecasts and analysis. Either Party may change its designated members of the foregoing Capture Team upon notice to the other Party. The designated members of the Capture Team are members of the senior staff of such Party or such other staff members with the access to appropriate information to provide good faith input as part of the Capture Team meetings. The Capture Team shall meet *** or as otherwise agreed by the Parties. The Capture Team shall have the authority and responsibility for coordinating *** The Capture Team shall agree upon reasonable and appropriate information sharing required to accomplish the foregoing responsibilities; provided that, as part of each regularly scheduled Capture Team meeting, the Parties shall prepare a report comprising the information set forth on Schedule 1 hereto.

(ii) Capacity Ordering. *** Customer’s ability to order capacity shall be subject to *** provided that SES agrees to make good faith efforts to accommodate Customer’s requests for capacity with existing available capacity and capacity which may become available at a later date *** Each of Customer and SES agree to follow the capacity ordering procedures set forth on Schedule 1; provided that the Capture Team may agree to follow alternative procedures if the Parties mutually agree such procedures provide for more efficient and effective ordering of capacity.

(c) Bandwidth and Rates. Capacity ordered by Customer during the Term shall be in the following categories and at the following rates:

***

(d) Minimum Capacity Commitment. ***

(e) Teleport Services. *** SES may provide teleport services under a SO through *** (the “Teleport(s)”). SES may provide teleport services through the Teleport(s) at a rate of *** In the event that Customer requests and SES agrees to provide colocation services, SES may provide colocation services under a SO at the Teleport for Customer’s hub equipment at a rate of *** Teleport services, including colocation, are subject to availability (as determined by SES in its sole discretion) of related facilities at the time of execution of the relevant SO. Services through other teleports (i.e., not through Teleport(s)) will be evaluated on a case-by-case basis. SES shall not unreasonably refuse Customer’s requests for teleport services.

*** Confidential treatment requested.

4. PORTABILITY AND RIGHT TO REDUCE CAPACITY

(a) Portability Option. During the Term, Customer shall have the option to port capacity between *** subject to the following conditions: ***

***

5. EXCLUSIVITY

Pursuant to Customer's request, the Parties agree that, throughout the Term, Customer shall procure from SES its capacity requirements as follows:

***

Customer understands and agrees that all capacity is subject to availability of capacity and related facilities at the time of execution of SO(s) by the Parties. *** SES agrees to make commercially reasonable efforts to satisfy Customer's capacity requirements, including through third party providers. Except as provided above, in the event SES is not able to provide capacity requested by Customer from the SES fleet, SES may obtain such capacity from third party providers; provided that ***

Notwithstanding the foregoing, Customer may procure such capacity directly from third party providers in the event that:

***

The Parties agree that SES shall have no obligation to provide and Customer shall have no obligation to take capacity through third party providers except under a fully executed SO. ***

6. THIRD PARTY PROVIDERS

(a) Credits/Rebate. Customer may procure capacity on the SES fleet through a third party provider, in accordance with Section 5 above, *** In such event, prior to Customer and SES agreeing on Customer initiating any such third party request, the Parties shall agree on the associated economics of any credit provisions, which may be ***

(b) Portability. In the event Customer procures capacity on the SES fleet through a third party provider, in accordance with Section 5 above, during the Term, such third party provider, at Customer’s direction, shall have the right to port such capacity on the same basis Customer has under the Portability Option in Subsection 4(a) above.

(c) Assignment. In addition to any rights of Customer to transfer its rights and obligations under any Agreement pursuant to Subsection 11(h) of the MSA, Customer may assign *** in whole, but not in part, provided that: ***

*** Confidential treatment requested.

7. TERMINATION

In the event of termination of *** pursuant to a termination right under either the *** of the *** and the *** then either Party may terminate this Framework Agreement *** written notice to the other Party.

Termination of this Framework Agreement will not affect the validity of any SOs executed by the Parties prior to such termination, including the *** and the ***

8. CONDITIONS

This Framework Agreement is contingent upon the satisfaction of the following conditions:

(a) (i) the approval by the SES S.A. Board of Directors no later than *** of *** the Services to Customer (as represented in Attachment A to the *** and the ***), and (ii) *** failing which this Framework Agreement shall be void ab initio and the Parties shall have no further obligations or liabilities to each other under this Framework Agreement. ***

(b) the Parties’ execution of *** and the *** by ***

9. Licenses

Customer will be responsible for obtaining all applicable governmental and regulatory authorizations to enable Customer to utilize the Capacity over the designated region of service. As part of the Capture Team meetings, regulatory issues shall be discussed in the selection, utilization and portability of Capacity and SES agrees to provide Customer reasonably requested information necessary to enable Customer to seek AMSS and similar authorization to operate Customer’s service over a particular jurisdiction.

10. OTHER TERMS AND CONDITIONS

(a) Confidentiality. The Parties agree that the content of this Framework Agreement is confidential, contains information which is proprietary to SES and Customer, and is subject to the Proprietary Information Agreement between the Parties dated *** (the “PIA”), except that the termination date of the PIA as set forth in Section (7) of the PIA shall not apply.

(b) Publicity/Regulatory Disclosures. Any press release that either Party intends to do in order to announce this Framework Agreement is subject to review and approval by the other Party, such approval not to be unreasonably withheld, conditioned or delayed. In addition, notwithstanding the terms of the PIA, disclosure by a Party pursuant to law, judicial order, governmental regulation, securities laws or regulations, or rules of a recognized stock exchange is permitted, provided that the disclosing Party gives reasonable advance notice to the other Party of such disclosure and cooperates with the other Party in endeavoring to obtain limitations on disclosures (including protective orders) as requested by the disclosing Party and, in the case of required disclosures under securities laws or regulations, or rules of a recognized stock exchange, the disclosing Party coordinates with the other Party prior to disclosure and any such required disclosures shall be done in good faith utilizing of all opportunities to minimize such disclosure and/or redacting of key competitive terms.

(c) Expenses. Each Party shall bear its own costs and expenses incurred by it in negotiating and preparing this Framework Agreement, *** any other the SO(s), and ***

*** Confidential treatment requested.

(d) Governing Law & Jurisdiction. This Framework Agreement shall be construed in accordance with the laws of New York without regard to its conflicts of laws provisions and the courts of New York shall have exclusive jurisdiction over any disputes that may arise in connection with this Framework Agreement.

(e) No Liability. NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, PUNITIVE, SPECIAL OR OTHER SIMILAR DAMAGES (WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR UNDER ANY OTHER THEORY OF LIABILITY), INCLUDING BUT NOT LIMITED TO LOSS OF ACTUAL OR ANTICIPATED REVENUES OR PROFITS, LOSS OF BUSINESS, CUSTOMERS OR GOOD WILL. This section does not modify the limitations applicable to breaches of the PIA, which are governed by the PIA.

(f) No Third Party Rights; No Fiduciary Relationship. Nothing contained in this Framework Agreement shall be deemed or construed by the Parties or by any third party to create any rights, obligations or interests in third parties, or to create the relationship of principal and agent, partnership or joint venture or any other fiduciary relationship or association between the Parties.

(g) Non-Waiver of Breach. The waiver by either Party of a breach of, or a default under, any of the provisions of this Framework Agreement, or the failure of either Party on one or more occasions to enforce any of the provisions of this Framework Agreement or to exercise any right or privilege in under this Framework Agreement, will not be construed as a waiver of any subsequent breach or default of a similar nature or as a waiver of any such provision, right, or privilege under this Framework Agreement.

(h) Notices. All notices and other communications from one Party to the other Party will be in writing, in English, and hand-delivered or sent by courier service, facsimile transmission or email attachment to the other Party at the address stated in the preamble. A Party may change its notice receipt information on notice to the other Party.

(i) Severability. If any provisions of this Framework Agreement are invalid, illegal or unenforceable in any respect under applicable law, then the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired, and the invalid provision will be replaced by a valid provision that comes closest to the intent of the Parties.

(j) Counterparts. This Framework Agreement may be executed in several counterparts, each of which will be deemed an original, and all such counterparts will constitute one and the same instrument.

(k) Definitions. Each capitalized term used in this Framework Agreement that is not otherwise defined in this Framework Agreement shall have the meaning as defined in the *** or SO.

*** Confidential treatment requested.

In Witness Whereof, the Parties have caused this Framework Agreement to be executed as of the date of last signature below.

GLOBAL EAGLE ENTERTAINMENT INC.		New Skies Satellites B.V.

By:	/s/ Aditya Chatterjee	By:	/s/ U. Bouwsma

Name:	Aditya Chatterjee	Name:	U. Bouwsma

Title:	CTO	Title:	Director

Date:	October 24, 2014	Date:	October 28, 2014

		By:	/s/ Gerson Souto

		Name:	Gerson Souto

		Title:	Director

		Date:	October 28, 2014

Annex A: Capacity

***

*** Confidential treatment requested.

Schedule 1

Capture Team Information

Customer Forecast Items.

Customer will provide periodic reports to include the following:

***

SES Forecast Items.

SES will provide periodic bandwidth reports highlighting the available capacities as related to the bandwidth forecasts provided by Customer. These reports will include the following:

***

SES and Customer shall exchange the necessary technical information, on an ongoing basis, to best verify the usability of the potential capacity identified by SES for the demand above, including, without limitation, taking into account ***

Notwithstanding the foregoing and without prejudice to the Ordering Procedures below, Customer may make *** SES shall respond to all such requests ***

Ordering procedures

Request: Based on information provided in the context of the Capture Team, Customer shall make requests for Capacity from time to time, including, as applicable, expected variances in duration, scheduled increases/decreases in need, ground earth station information and desired mitigation items in the event of a delay or failure and other terms.

Acknowledgment: SES shall acknowledge receipt of such request within ***

Discussion: In the event any aspect of the request is unclear, SES shall cause its Capture Team members to contact Customer’s Capture Team members and engage in question/answer period ***

Response: SES shall provide a response within ***

Service Order Negotiation: In the event SES is able to provide the requested Capacity, Customer and SES shall then enter into SO negotiations.

*** Confidential treatment requested.